Vanguard Variable Insurance Funds – Diversified Value Portfolio
Supplement Dated December 15, 2025, to the Prospectus and Summary Prospectus Dated April 29, 2025
Important Changes to Vanguard Variable Insurance Funds – Diverisifed Value Portfolio

A majority of independent trustees of Vanguard Variable Insurance Funds (the “Trustees”), on behalf of the Diversified Value Portfolio (the “Portfolio”), have approved a restructuring of the Portfolio’s investment advisory team, removing Lazard Asset Management LLC (“Lazard”) as advisor to the Portfolio and adding Aristotle Capital Management, LLC (“Aristotle Capital”) and Harris Associates L.P. (doing business as Harris I Oakmark, “Harris”). Hotchkis and Wiley Capital Management, LLC (“Hotchkis and Wiley”) will remain as advisor to the Portfolio.
The Portfolio operates under the terms of an SEC exemption, whereby the Portfolio’s trustees may, without prior approval from shareholders, hire new advisors.
Effective immediately, Aristotle Capital and Harris will each manage a portion of the Portfolio’s assets along with existing advisor Hotchkis and Wiley. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. The Portfolio’s trustees designate the proportion of the Portfolio’s assets to be managed by each advisor and may change these proportions at any time.
In connection with the advisor change, effective immediately, William Nygren, Robert Bierig, and Michael Nicolas are added as portfolio managers for the Harris portion of the Portfolio, and Howard Gleicher and Gregory D. Padilla are added as portfolio managers for the Aristotle Capital portion of the Portfolio.
The restructuring of the investment advisory arrangements is expected to increase the Portfolio’s expense ratio by two basis points, from 0.28% to 0.30%.
The Portfolio’s investment objective, strategies, and policies remain unchanged.

Prospectus and Summary Prospectus Text Changes
All references to Lazard as investment advisor to the Portfolio and all other details and descriptions regarding Lazard’s management of certain assets of the Portfolio are hereby deleted in their entirety.
The following is added under the heading “Investment Advisors” in the Portfolio Summary section:
Aristotle Capital Management, LLC (Aristotle Capital)
Harris Associates L.P. (Harris)
In the same section, the following is added under the heading “Portfolio Managers”:
Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer, and Principal at Aristotle Capital. He has co-managed a portion of the Portfolio since December 2025.
Gregory D. Padilla, CFA, Principal and Portfolio Manager at Aristotle Capital. He has co-managed a portion of the Portfolio since December 2025.
Robert Bierig, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has co-managed a portion of the Portfolio since December 2025.
Michael Nicolas, CFA, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has co-managed a portion of the Portfolio since December 2025.
William Nygren, CFA, Partner, Chief Investment Officer – U.S., and Portfolio Manager at Harris. He has co-managed a portion of the Portfolio since December 2025.
Prospectus Text Changes
The following is added under the heading “Security Selection” in the More on the Portfolio section:
Aristotle Capital employs a research-driven, bottom-up, quality-value-catalyst approach, seeking to invest in high-quality companies available at attractive valuations with company-specific catalysts. The focus on company quality is designed to provide downside protection while not sacrificing upside potential.
Harris employs a flexible value-investing approach, adhering to an independent, fundamental, and bottom-up idea generation process. Generalist analysts rely on intensive fundamental research across different industries to identify investment opportunities, and ideas that meet valuation, business, and management criteria are then vetted by the firm’s investment committee to determine portfolio composition.

The following is added under the heading “Investment Advisors” in the More on the Portfolio section:
Aristotle Capital Management, LLC, 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, CA 90025, is an investment advisory firm founded in 2010. As of October 31, 2025, Aristotle Capital managed approximately $53 billion in assets.
Harris Associates, L.P., 111 S. Wacker Drive, Suite 4600, Chicago, IL 60606, is an investment advisory firm founded in 1976. As of October 31, 2025, Harris managed approximately $92 billion in assets.
Under the same heading, the fourth paragraph on page 14 is replaced in its entirety with the following:
The Portfolio pays each of its investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Portfolio relative to that of the Russell 1000 Value Index over the preceding 60-month period. When the performance adjustment is positive, the Portfolio’s expenses increase; when it is negative, expenses decrease.
Under the same heading, the following is added to the list of portfolio managers primarily responsible for the day-to-day management of the Portfolio:
Howard Gleicher, CFA, Chief Executive Officer, Chief Investment Officer, and Principal at Aristotle Capital. He has worked in investment management since 1985, has managed investment portfolios since 1992, has been with Aristotle Capital since 2010, and has co-managed a portion of the Portfolio since December 2025. Education: B.S. and M.S., Stanford University; M.B.A., Harvard Business School.
Gregory D. Padilla, CFA, Principal and Portfolio Manager at Aristotle Capital. He has worked in investment management since 2006, has managed investment portfolios since 2008, has been with Aristotle Capital since 2014, and has co-managed a portion of the Portfolio since December 2025. Education: B.S., Arizona State University; M.B.A., University of Southern California.
Robert Bierig, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has worked in investment management since 1999, has managed investment portfolios since 2011, has been with Harris since 2012, and has co-managed a portion of the Portfolio since December 2025. Education: B.A., Duke University.

Michael Nicolas, CFA, Partner, Portfolio Manager, and U.S. Investment Analyst at Harris. He has worked in investment management since 2003, has been with Harris since 2013, has managed investment portfolios since 2020, and has co-managed a portion of the Portfolio since December 2025. Education: B.A., University of Wisconsin.
William Nygren, CFA, Partner, Chief Investment Officer – U.S., and Portfolio Manager at Harris. He has worked in investment management since 1981, has been with Harris since 1983, has managed investment portfolios since 1996, and has co-managed a portion of the Portfolio since December 2025. Education: B.S., University of Minnesota; M.S., University of Wisconsin.

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PS 278A 122025

Vanguard Variable Insurance Funds

Supplement Dated December 15, 2025, to the Statement of Additional Information Dated April 29, 2025
Important Changes to Vanguard Variable Insurance Funds – Diverisified Value Portfolio
A majority of independent trustees of Vanguard Variable Insurance Funds (the “Trustees”), on behalf of the Diversified Value Portfolio (the “Portfolio”), have approved a restructuring of the Portfolio’s investment advisory team, removing Lazard Asset Management LLC (“Lazard”) as advisor to the Portfolio and adding Aristotle Capital Management, LLC (“Aristotle Capital”) and Harris Associates L.P. (doing business as Harris I Oakmark, “Harris”). Hotchkis and Wiley Capital Management, LLC (“Hotchkis and Wiley”) will remain as advisor to the Portfolio.
The Portfolio operates under the terms of an SEC exemption, whereby the Portfolio’s trustees may, without prior approval from shareholders, hire new advisors.
Effective immediately, Aristotle Capital and Harris will each manage a portion of the Portfolio’s assets along with existing advisor Hotchkis and Wiley. Each advisor independently selects and maintains a portfolio of common stocks for the Portfolio. The Portfolio’s trustees designate the proportion of the Portfolio’s assets to be managed by each advisor and may change these proportions at any time.
In connection with the advisor change, effective immediately, William Nygren, Robert Bierig, and Michael Nicolas are added as portfolio managers for the Harris portion of the Portfolio, and Howard Gleicher and Gregory D. Padilla are added as portfolio managers for the Aristotle Capital portion of the Portfolio.
The restructuring of the investment advisory arrangements is expected to increase the Portfolio’s expense ratio by two basis points, from 0.28% to 0.30%.
The Portfolio’s investment objective, strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
All references to Lazard as investment advisor to the Portfolio and all other details and descriptions regarding Lazard’s management of certain assets of the Portfolio are hereby deleted in their entirety.
The Investment Advisory and Other Services section on page B-67 is restated as follows:

The Trust currently uses nine investment advisors:
■ Aristotle Capital Management, LLC (Aristotle Capital) provides investment advisory services for a portion of the assets in the Diversified Value Portfolio.
■ ArrowMark Colorado Holdings, LLC (ArrowMark Partners) provides investment advisory services for a portion of the assets in the Small Company Growth Portfolio.
■ Baillie Gifford Overseas Ltd. (Baillie Gifford) provides investment advisory services for a portion of the assets in the International Portfolio.
■ Harris Associates, L.P. (Harris) provides investment advisory services for a portion of the assets in the Diversified Value Portfolio.
■ Hotchkis and Wiley Capital Management, LLC (Hotchkis and Wiley) provides investment advisory services for a portion of the assets in the Diversified Value Portfolio.
■ PRIMECAP Management Company (PRIMECAP) provides investment advisory services to the Capital Growth Portfolio.

■ Schroder Investment Management North America Inc. (Schroders) provides investment advisory services for a portion of the assets in the International Portfolio. Schroder Investment Management North America Limited serves as the sub-advisor for the Schroders portion of the International Portfolio.
■ Wellington Management Company LLP (Wellington Management) provides investment advisory services to the Growth and Balanced Portfolios, and for a portion of the assets in the Equity Income and High Yield Bond Portfolios.
■ Vanguard provides investment advisory services to the Conservative Allocation, Global Bond Index, Equity Index, Mid-Cap Index, Moderate Allocation, Money Market, Real Estate Index, Short-Term Investment-Grade, Total Bond Market Index, Total International Stock Market Index, and Total Stock Market Index Portfolios, and for a portion of the assets in the Equity Income, High Yield Bond, and Small Company Growth Portfolios.
Lazard Asset Management LLC provided investment advisory services for a portion of the Diversified Value Portfolio from 2019 until December 2025.
Within the same section, the following replaces the first paragraph under the heading “II. Diversified Value Portfolio” on page B-69:
The Portfolio pays each of its independent third-party investment advisors a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of each advisor’s portion of the Portfolio relative to that of the Russell 1000 Value Index over the preceding 60-month period.
The following is also added under the heading “II. Diversified Value Portfolio” starting on page B-71:
B. Aristotle Capital Management, LLC (Aristotle Capital)
Aristotle is a privately owned, registered investment adviser that specializes in equity portfolio management for institutional and individual clients. The firm is independently owned by its employees and the board of managers.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Portfolio as of October 31, 2025:
Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Howard Gleicher	Registered investment companies	9	$4.8B	1	$13B
	Other pooled investment vehicles	20	$9.1B	0	$0
	Other accounts	1,195	$23.5B	0	$0
Gregory D. Padilla	Registered investment companies	7	$4.2B	1	$13B
	Other pooled investment vehicles	17	$8.3B	0	$0
	Other accounts	1,075	$17.8B	0	$0
2. Material Conflicts of Interest
Potential conflicts of interest could arise when there is side-by-side management of private fund, separately managed accounts and mutual funds. Additionally, differing fee arrangements increase the risk that higher fee paying accounts may receive priority over other accounts during the allocation process. Aristotle Capital mitigates these risks by implementing procedures, such as establishing a trade rotation process, blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.
With regard to portfolio selections and the different positions that Aristotle Capital’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due to a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle Capital manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.
Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle Capital will vote in the best interest of the broader client group and in accordance with the voting guidelines outlined in Aristotle Capital’s Proxy Voting Policies & Procedures. If the security is held by a limited number of clients, Aristotle Capital may withhold voting the proxy or contact the client for instructions with respect to how to vote the proxy.

Aristotle Capital also addresses conflicts through their Code of Ethics (Code) which governs personal activities of its employees and access persons. The Code of Ethics contains policies related to personal trading, outside business activities, gifts, and entertainment and political contributions. The Code sets forth requirements related to required disclosures and compliance pre-clearance approvals for such activities.
3. Description of Compensation
All Aristotle Capital investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle Capital is an equity partner of the firm and receives a portion of the overall profits of Aristotle Capital as part of his ownership interest. Aristotle Capital’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.
C. Harris Associates L.P. (Harris)
Harris is a registered investment adviser who has served as investment adviser to individuals and institutions, including registered investment companies, since 1976. Harris is a limited partnership with Harris Associates, Inc. (HAI) as its general partner. Harris and HAI are indirect subsidiaries of Natixis Investment Managers, an international asset management group based in Paris, France that is part of the Global Financial Services division of Groupe BPCE.
1. Other Accounts Managed
The following table provides information relating to the other accounts managed by the portfolio managers of the Portfolio as of October 31, 2025:

Portfolio Manager		No. of accounts	Total assets	No. of accounts with performance-based fees	Total assets in accounts with performance-based fees
Robert Bierig	Registered investment companies	4	$34B	0	$0
	Other pooled investment vehicles	9	$4.2B	0	$0
	Other accounts	467	$4.2B	0	$0
Michael Nicolas	Registered investment companies	4	$32B	0	$0
	Other pooled investment vehicles	6	$4.2B	0	$0
	Other accounts	83	$1.1B	0	$0
William Nygren	Registered investment companies	4	$34B	0	$0
	Other pooled investment vehicles	5	$4.1B	0	$0
	Other accounts	83	$1.1B	0	$0
2. Material Conflicts of Interest
Actual or apparent conflicts may arise when Harris manages the Portfolio and has discretionary authority over other accounts. Specifically, actual or apparent conflicts of interest may arise in the allocation of investment opportunities, aggregated orders, and time among the Portfolio and the other accounts managed by the portfolio managers with different or similar objectives, benchmarks, time horizons, and fee arrangements. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.
Portfolio managers may be privy to the size, timing, and possible market impact of trades of multiple accounts, which may be detrimental to other accounts, including the Portfolio, managed by Harris. A portfolio manager may execute transactions for another account that may be contrary to the Portfolio’s investments or that may adversely impact the value of the Portfolio’s investments. In the event a portfolio manager identifies a limited investment opportunity that they believe may be suitable for more than one account, the Portfolio may not be able to take full advantage of that opportunity. Similarly, there may be limited opportunity to sell an investment held by the Portfolio and another account. A conflict of interest may also arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Portfolio, or sells a stock for some accounts while buying the stock for others.
With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell, or hold securities for all of its client accounts, including the Portfolio, based on each account’s specific investment objectives, guidelines, restrictions, and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Portfolio, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received from a broker-dealer, and where the order has not been completely filled, each institutional account, including the Portfolio, will generally participate on a pro rata basis. Investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure) or with different rights (e.g., voting rights, dividend priorities, or other features that may differ) may also create a potential conflict and this may adversely impact, or in some instances benefit, one or more affected accounts, including the Portfolio.
Harris employees may invest in the same investments as the Portfolio in accordance with Harris’ Code of Ethics, which seeks to mitigate any potential conflicts of interest by restricting the timing of such investments and requiring preclearance of personal securities transactions, in addition to other procedures. In addition, Harris employees sometimes attend events hosted by company management or Portfolio service providers in conjunction with their employment, which could provide an incentive for them to favor investments in those companies over other investments or services from those providers over others. Acceptance of any gifts and entertainment is subject to restrictions set forth in Harris’ Conflicts of Interest Policy.
Additionally, a conflict of interest might exist in the exercise of Harris’ proxy voting authority. For example, a conflict could arise when an issuer who is soliciting proxy votes also has a client relationship with Harris, when a client of Harris is involved in a proxy contest (such as a corporate director) or when one of Harris’ employees has a personal interest in a proxy matter. Harris may effect purchases and sales between the Portfolio and other accounts managed by Harris (“cross trades”), if it believes such transactions are appropriate based on each client’s investment objectives and guidelines, subject to applicable law and regulation and Portfolio policies and procedures. Cross trades have the potential to create conflicts of interest or regulatory issues relating to these transactions and the potential competing priorities, which may limit Harris’ ability to engage in these transactions for the Portfolio.
Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise, and unanticipated conflicts of interest could arise in the ordinary course of Harris’ business. Harris seeks to anticipate circumstances that could cause a conflict between Harris and its employees on the one hand and Harris’ clients on the other. Harris has adopted and enforces a Code of Ethics that sets forth specific requirements and restrictions to address and help mitigate potential conflicts.

3. Description of Compensation
The Portfolio’s portfolio managers are compensated solely by Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris domestic or international investment group, respectively, whether as a portfolio manager, a research analyst, or both.
The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers, and other portfolio managers, as well as the assets under management in the Portfolio and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the Portfolio or the amount of Portfolio assets. Performance is measured in a number of ways, including Portfolio performance, by other accounts, and by strategy, and is compared to one or more benchmarks, including, but not limited to: S&P 500 Index, Russell 1000 Value Index, and Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, and ten years, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.
If a portfolio manager also serves as a research analyst, then their compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.
The following is added to Appendix B of this Statement of Additional Information:
Aristotle Capital Management, LLC Proxy Voting Policies and Procedures
Introduction
Aristotle Capital Management, LLC (“Aristotle Capital”), in compliance with the principles of Rule 206(4)-6 of the Advisers Act, has adopted and implemented policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Aristotle Capital has actually voted their proxies. While decisions about how to vote must be determined on a case-by-case basis, Aristotle Capital’s general policies and procedures for voting proxies are set forth below.
Proxy Voting Policies and Procedures
Aristotle Capital believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. Unless otherwise directed by the client, Aristotle Capital will vote proxies received and will vote such proxies in the manner that, in its opinion, serves the best interests of the clients in accordance with this policy.
Certain clients of Aristotle Capital may participate in a securities lending arrangement. When a client participates in a securities lending arrangement, the proxy ballot will follow where the shares are held, and Aristotle Capital may not receive the proxy. Aristotle Capital will not recall securities under such arrangements if, in Aristotle Capital’s perspective, the potential economic impact of the proposal is insignificant or less than the economic benefit gained if the securities remained out on loan or if recalling the securities is not in the best interest of the client.
Aristotle Capital has contracted with ISS to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer (“CIO”) or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

The following details Aristotle Capital’s philosophy and practice regarding the voting of proxies.
Voting Guidelines
Aristotle Capital has adopted guidelines for certain types of matters to assist the CIO or designee in the review and voting of proxies on a case-by-case basis. These guidelines are set forth below:
1.
Corporate Governance
a.
Election of Directors and Similar Matters
In an uncontested election, Aristotle Capital will generally vote in favor of management’s proposed directors. In a contested election, Aristotle Capital will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, Aristotle Capital will review any contested proposal on its merits.
Notwithstanding the foregoing, Aristotle Capital expects to support proposals to:
•
Limit directors’ liability and broaden directors’ indemnification rights; And expects to generally vote against proposals to:
•
Adopt the use of a classified board structure; and
•
Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).
Proposals to discontinue a classified board structure are reviewed and evaluated on a case-by-case basis.
b.
Audit Committee Approvals
Aristotle Capital generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. Aristotle Capital will generally vote to ratify management’s recommendation and selection of auditors.
c.
Shareholder Rights
Aristotle Capital may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
•
Adopt confidential voting and independent tabulation of voting results; and
•
Require shareholder approval of poison pills;
And expects to generally vote against proposals to:
•
Adopt super-majority voting requirements; and
•
Unnecessarily restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.
2.
Anti-Takeover Measures, Corporate Restructurings and Similar Matters
Aristotle Capital may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
•
Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);
•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the CIO deems them sufficiently limited in scope; and

•
Require shareholder approval of “poison pills.”
And expects to generally vote against proposals to:
•
Adopt classified boards of directors;
•
Reincorporate a company where the primary purpose appears to the CIO to be the creation of takeover defenses; and
•
Require a company to consider the non-financial effects of mergers or acquisitions.
3.
Capital Structure Proposals
Aristotle Capital will seek to evaluate capital structure proposals on their own merits on a case- by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
•
Eliminate preemptive rights.
4.
Compensation
Aristotle Capital generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, Aristotle Capital generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. Aristotle Capital may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.
Notwithstanding the foregoing, Aristotle Capital expects to generally support proposals to:
•
Require shareholder approval of golden parachutes; and
•
Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.
And expects to generally vote against proposals to:
•
Adopt measures that appear to the CIO (or designee) to arbitrarily limit executive or employee benefits.
5.
Stock Option Plans and Share Issuances
Aristotle Capital evaluates proposed stock option plans and share issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, Aristotle Capital may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company. We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders. We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders’ ownership. We will review these proposals on a case-by- case basis to determine that shareholder interests are being represented. We are in favor of management, directors and employees owning stock, but prefer that the shares are purchased in the open market.
6.
Corporate Responsibility and Social Issues
Aristotle Capital generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management. These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.
Aristotle Capital will consider proposals involving corporate responsibility and social issues on a case-by-case basis.
7.
Conflicts
In cases where Aristotle Capital is aware of a potential conflict between the interests of a client(s) and the interests of Aristotle Capital or an affiliated person of Aristotle Capital (e.g., a portfolio holding is a client of Aristotle Capital), Aristotle Capital will vote in the best interest of the broader client group and in accordance with the voting guidelines outlined above. If the security is held by a limited number of clients, Aristotle Capital may withhold voting the proxy or contact the client for instructions with respect to how to vote the proxy.
Disclosure of Proxy Voting Policy

Upon receiving a written request from a client, Aristotle Capital will provide a copy of this policy within a reasonable amount of time. If amenable to the client, this policy and any requested records may be provided electronically.
Recordkeeping
Aristotle Capital shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i)
A copy of this policy;
(ii)
Proxy statements received regarding client securities;
(iii)Records of votes cast on behalf of clients;
(iv)Any documents prepared by Aristotle Capital that were material to making a decision how to vote, or that memorialized the basis for the decision; and
(v)
Records of client requests for proxy voting information.
Aristotle Capital may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Aristotle Capital that are maintained with a third party such as a proxy voting service, provided that Aristotle Capital has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.
Proxy Voting for Accounts Subject to ERISA
Department of Labor (“DOL”) provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:
Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.1
DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and act solely in accordance with the economic interest of the plan and its participants and beneficiaries.2
DOL has also indicated that the adviser must consider any costs involved when voting proxies for plan assets. Adviser should evaluate material facts that form the basis for any particular voting decision or other exercise of shareholder right. Aristotle Capital may decide, after a facts and circumstances analysis, to refrain from voting if it is determined that a plan client would incur unreasonable costs.
DOL has also indicated that the adviser must exercise prudence and diligence in the selection and monitoring of persons, if any, selected to advise or otherwise assist with exercises of shareholder rights. Aristotle Capital has contracted with ISS to provide proxy voting support and periodically reviews ISS guidelines as part of vendor oversight.
DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained. Aristotle Capital has access to proxy voting records through ISS and can issue copies of proxy voting reports to clients upon request. Aristotle Capital maintains a log of solicitations it receives from issuers or others.
1 Interpretive Bulletin 94-2, July 28, 1994.
2 Department of Labor ERISA Rule 404a-1(e)(2)(ii).
Harris Associates, L.P. Proxy Voting Policies and Procedures
I. PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, the “Firm” or “we”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Harris as investment adviser. Harris has adopted and implemented these policies, guidelines, and procedures to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Harris’ fiduciary duty, and all applicable law and regulations.
Harris believes that proxy voting rights are valuable portfolio assets and an important part of our investment process. As an investment adviser, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.
The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues. We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee or agreed between Harris and its client. These guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines. Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines. In such cases, the Proxy Voting Committee will determine how the proxies will be voted.
In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates, or any other person, other than benefits to the owners of the securities to be voted, as shareholders.
Harris considers the experience, competence, and reputation of a company’s management when we evaluate the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned. As a result of this alignment, it is likely that we will agree with management teams on most issues addressed in proxy voting resolutions and will therefore be likely to vote in accordance with management recommendations in the majority of cases. However, there is no presumption to vote in line with management. We evaluate each resolution on its own merits, and we will vote against management recommendations on any resolution where we believe that this course of action is in the best interests of shareholders.
II.
VOTING GUIDELINES
The following guidelines are grouped according to the types of proposals generally presented to shareholders.
A. Board of Directors Issues
Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.
1. Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.
2. Harris will normally vote in favor of proposals to require a majority of directors to be independent.
3. Harris will normally vote against proposals that mandate an independent board chairman1.
4. Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non- independent directors who serve on those committees.
5. Harris will normally vote in favor of proposals regarding director indemnification arrangements.
6. Harris will normally vote against proposals advocating classified or staggered boards of directors.
7. Harris will normally vote in favor of proposals requiring a majority vote for directors.

8. Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.
1 Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions. This supplemental guideline is not intended to change the existing guideline but recognizes that a chairman may be separate but not deemed independent (for example, a former executive of the company).
B. Auditors
Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.
1. Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.
2. Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.
3. Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

C. Equity Based Compensation Plans
Harris believes that appropriately designed equity-based compensation plans structured by Boards of Directors can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. However, we are opposed to plans if they have historically been used to provide participants with excessive awards or have inherently objectionable structural features.
1. Harris will normally vote against such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding exceeds 5%.
2. Harris will normally vote in favor of such plans when, over a 3-year average period, the company’s grants of options and awards as a percentage of shares outstanding does not exceed 5%.
3. Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.
4. Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.
5. Harris will normally vote against shareholder proposals that require shareholder approval for new or renewed pay packages. Such pay packages may include terms on severance, termination, change in control, etc.
6. Harris will normally vote in favor of proposals to require expensing of options.
7. Harris will normally vote against proposals to permit repricing of underwater options.
8. Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.
9. Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.
10. Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.
D. Corporate Structure and Shareholder Rights
Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.
1. Harris will normally vote in favor of proposals to authorize the repurchase of shares.
2. Harris will normally vote against proposals creating or expanding supermajority voting rights.
3. Harris will normally vote against the adoption of anti-takeover measures.

4. Harris will normally vote in favor of proposals for stock splits and reverse stock splits.
5. Harris will normally vote against proposals to authorize different classes of stock with different voting rights.
6. Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.
7. Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.
8. Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.
9. Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.
10. Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.
11. Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.
E. Proxy Access Proposals
Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:
■ The shareholders making the proposal have an ownership threshold of 5% of the voting power.
■ The shareholders making the proposal each have 3 years of continuous ownership.
■ The proposal does not exceed a cap on shareholder nominees of 25% of the board.
■ The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group.
F. Routine Corporate Matters
Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters. However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.
G. Environmental, Social, and Governance (ESG) Issues
Harris believes that ESG issues can affect the financial performance of companies in which we invest. To the extent not addressed elsewhere in these guidelines, we review management and shareholder proposals regarding ESG issues on a case-by-case basis and will support proposals that address financially material issues that, in our view, are likely to protect and/or enhance the long-term value of the company. We believe that governance factors are financially material for every company (with due consideration to regional market norms), whereas the financial materiality of environmental and social factors can vary by company, industry, and region. As a result, we hold ESG-related proposals to the same standard as all other proposals when deciding how to cast our vote, evaluating each proposal on its individual merits, and voting in accordance with what we consider to be the best interests of our clients as shareholders of the companies in which we invest.
H. Climate Change and Energy Transition
Harris recognizes that companies may face risks related to climate change and the transition to a lower carbon economy in the coming decades, in particular for companies that emit high levels of greenhouse gases. Likewise, these factors may also create opportunities. In that regard, we generally vote in favor of well-developed and meaningful climate-related proposals supported by the company’s Board of Directors. Harris evaluates shareholder climate-related proposals on a case-by-case basis to determine whether the proposal is likely to be in the best interests of the company and its shareholders. Harris will generally vote against climate-related shareholder proposals requiring companies to implement specific corporate strategies rather than leaving the strategy up to the company’s Boards of Directors.
I. Certain Other Issuers
Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season. For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season. The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines and will update the list as needed. The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.
III. VOTING SHARES OF FOREIGN ISSUERS
Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers. Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate. On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines. If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.
In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”). Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions. However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.
IV. BANK HOLDING COMPANY ACT COMPLIANCE
Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A., an international asset management group based in Paris, France. Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group.
Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations. The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve. In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.
Ordinarily, the Adviser possesses sole voting discretion and authority to vote proxies of U.S. Banking Organizations. Notwithstanding, the Board of the Harris Associates Investment Trust (HAIT) and Harris Oakmark ETF Trust (HOET) (“Board”) and the Adviser shall, at certain times, delegate to ISS, pursuant to this Proxy Voting Policy, the voting discretion and authority to vote proxies of Designated U.S. Banking Organizations (defined below).
An issuer that is a U.S. Banking Organization is identified by Investment Compliance as a Designated U.S. Banking Organization. When the Adviser (aggregating the holdings of HAIT, HOET, and any other investment account managed by the Adviser) owns, controls or holds sole voting discretion with respect to 2.5% or more of any class of voting securities issued by the U.S. Banking Organization (collectively, the “Designated U.S. Banking Organizations”),

Investment Compliance will notify ISS and Natixis Investment Managers LLC so that they can take on their responsibilities for voting discretion and authority (ISS) and affiliate group monitoring (Natixis Investment Managers LLC). If the aggregate ownership decreases below 2.5%, the issuer will no longer be considered a Designated U.S. Banking Organization, and subject to approval from Natixis Investment Managers LLC, the Adviser will resume its voting discretion and authority to vote proxies of U.S. Banking Organizations for all investment accounts managed by the Adviser, including those securities held by HAIT and HOET.
V. CONFLICTS OF INTEREST
The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting. A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company). Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee. In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.
Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise. However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS. If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted. Each of those committees will keep a written record of the basis for its decision.
VI. VOTING PROCEDURES
The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.
A. Proxy Voting Committee
The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures. At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients. The review will be documented in the minutes of the Committee’s meetings.
The Committee consists of three investment professionals: two domestic research analysts and one international research analyst. Committee members serve for three years with members replaced on a rotating basis. New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting. The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.
B. Proxy Administrator
The Proxy Administrator is comprised of employees of the Security Data Management Team who are responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.
C. Proxy Voting Service Provider

Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies. ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations. Harris uses information from ISS as a supplement to its own internal research database regarding the companies in a client’s portfolio.
Harris may consider additional information that becomes available regarding a particular proposal such as information conveyed by the issuer or a shareholder proponent. Harris will consider all material information available, whether derived from internal research or from the Proxy Voting Service Provider, when determining how to vote proxies on behalf of clients.
In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV. In addition, the Proxy Administrator shall periodically review ISS’ disclosures, policies and procedures regarding its conflict of interests for adequacy. The Proxy Administrator shall forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.
To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.
In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error or omission that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error or omission to the Proxy Administrator. The Proxy Administrator, or his/her designee, will review the error or omission and contact ISS to seek to reduce similar errors or omissions in the future. For purposes of this section, a material factual error or omission means an error or omission of fact that the analyst believes that if corrected would cause ISS to change its recommendation. The Proxy Administrator will periodically assess the extent to which any material errors or omissions materially affected ISS’s research or recommendations used by the Firm.
D. Voting Decisions
As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues. We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee. The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals. If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator. If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote. If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote. That Proxy Voting Committee decision is reflected in the electronic ballot.
In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.
In the case where securities that are not on the Firm’s Approved Lists are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with ISS’s Proxy Voting Guidelines. In the case of straddled votes2, Harris will vote the proxy in accordance with Harris’ Proxy Voting Policy.
E. Voting Ballots

For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts. ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator. The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.
F. Recordkeeping and Reporting
Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems. In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law. Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account. In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.
G. Compliance Testing
The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

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